                                                                 EXHIBIT 24








                              POWER OF ATTORNEY
                              -----------------


        KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints John H. Bryan and Janet Langford Kelly, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending July 1, 1995, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.


                                         /s/ Paul A. Allaire
                                         -------------------
                                             Paul A. Allaire



Dated:   8/28/95
      ----------------

                                                                    EXHIBIT 24







                              POWER OF ATTORNEY
                              -----------------


        KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints John H. Bryan and Janet Langford Kelly, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending July 1, 1995, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.


                                           /s/ Frans H.J.J. Andriessen
                                           -----------------------------
                                               Frans H.J.J. Andriessen




Dated:   8/30/95
      ----------------

                                                                    EXHIBIT 24







                              POWER OF ATTORNEY
                              -----------------


        KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints John H. Bryan and Janet Langford Kelly, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending July 1, 1995, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.


                                           /s/ Duane L. Burnham
                                           --------------------
                                               Duane L. Burnham



Dated:   8/28/95
      ----------------

                                                                    EXHIBIT 24


                              POWER OF ATTORNEY



        KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints John H. Bryan and Janet Langford Kelly, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending July 1, 1995, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.

                                                   /s/  Charles W. Coker
                                                   ---------------------------
                                                        Charles W. Coker




Dated:  August 29, 1995
       ---------------------

                                                                    EXHIBIT 24







                              POWER OF ATTORNEY
                              -----------------


        KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints John H. Bryan and Janet Langford Kelly, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending July 1, 1995, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.


                                           /s/ Willie D. Davis
                                           -------------------
                                               Willie D. Davis




Dated:   8/30/95
      ----------------

                                                                      EXHIBIT 24







                              POWER OF ATTORNEY
                              -----------------


        KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints John H. Bryan and Janet Langford Kelly, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending July 1, 1995, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.


                                           /s/ Allen F. Jacobson
                                           ---------------------
                                               Allen F. Jacobson



Dated:   8/31/95
      ----------------

                                                                      EXHIBIT 24







                              POWER OF ATTORNEY
                              -----------------


        KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints John H. Bryan and Janet Langford Kelly, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending July 1, 1995, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.


                                           /s/ Vernon E. Jordan, Jr.
                                           -------------------------
                                               Vernon E. Jordan, Jr.



Dated:   8/30/95
      ----------------

                                                                      EXHIBIT 24







                              POWER OF ATTORNEY
                              -----------------


        KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints John H. Bryan and Janet Langford Kelly, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending July 1, 1995, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.


                                           /s/ James L. Ketelsen
                                           ---------------------
                                               James L. Ketelsen



Dated:   8/30/95
      ----------------

                                                                      EXHIBIT 24










                              POWER OF ATTORNEY
                              -----------------


        KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints John H. Bryan and Janet Langford Kelly, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending July 1, 1995, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.


                                          /s/ Hans B. van Liemt
                                          ---------------------
                                              Hans B. van Liemt



Dated:   8/30/95
      ----------------

                                                                      EXHIBIT 24










                              POWER OF ATTORNEY
                              -----------------


        KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints John H. Bryan and Janet Langford Kelly, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending July 1, 1995, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.


                                          /s/ Joan D. Manley
                                          ------------------
                                              Joan D. Manley



Dated:   8/30/95
      ----------------

                                                                      EXHIBIT 24










                              POWER OF ATTORNEY
                              -----------------


        KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints John H. Bryan and Janet Langford Kelly, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending July 1, 1995, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.


                                          /s/ Newton N. Minow
                                          -------------------
                                              Newton N. Minow



Dated:   8/29/95
      ----------------

                                                                     EXHIBIT 24










                              POWER OF ATTORNEY
                              -----------------


        KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints John H. Bryan and Janet Langford Kelly, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending July 1, 1995, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.


                                          /s/ Sir Arvi H. Parbo A. C.
                                          ---------------------------
                                              Sir Arvi H. Parbo A. C.



Dated:   8/31/95
      ----------------

                                                                      EXHIBIT 24










                              POWER OF ATTORNEY
                              -----------------


        KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints John H. Bryan and Janet Langford Kelly, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending July 1, 1995, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.


                                          /s/ Rozanne L. Ridgway
                                          ----------------------
                                              Rozanne L. Ridgway



Dated:   8/31/95
      ----------------

                                                                      EXHIBIT 24










                              POWER OF ATTORNEY
                              -----------------


        KNOW ALL PERSONS BY THESE PRESENTS that the person whose signature appears below constitutes and appoints John H. Bryan and Janet Langford Kelly, each of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act for him and in his name, place and stead, in any and all capabilities to sign the Annual Report on Form 10-K of Sara Lee Corporation for the fiscal year ending July 1, 1995, and any and all amendments thereto and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue himself.


                                          /s/ Richard L. Thomas
                                          ---------------------
                                              Richard L. Thomas



Dated:   8/29/95
      ----------------